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                                                               Exhibit 10(lxxxv)



                                AMENDMENT NO. 2
                                     TO THE
                        HYSTER-YALE PROFIT SHARING PLAN


                 Hyster Company hereby adopts this Amendment No. 2 to the Hyster-Yale Profit Sharing Plan (as amended and restated effective November 1,
1992) (the "Plan"), effective as of January 1, 1994, except as otherwise specifically provided herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   SECTION 1

                 The first paragraph of the Preamble to the Plan is hereby amended (i) by deleting the first and last sentences thereof, and (ii) by adding the following new sentence to the end thereof:

                 "Effective January 1, 1994, the name of the Plan was changed from the "Hyster-Yale Profit Sharing Plan" to the "NACCO Materials Handling Group, Inc. Profit Sharing Plan."


                                   SECTION 2

                 Section 1.1(8) of the Plan is hereby amended in its entirety to read as follows:

                 "(8) Company: NACCO Materials Handling Group, Inc. and its predecessors and successors."


                                   SECTION 3

                 The second sentence of Section 1.1(9)(a) of the Plan is hereby amended in its entirety to read as follows:

                 "Notwithstanding the foregoing, Compensation shall not include amounts awarded or credited under any long term incentive compensation plan, the value of perquisites, imputed income, severance payments or any other forms of compensation."





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                                   SECTION 4

                 Effective as of December 31, 1993, the last sentence of
Section 1.1(17) of the Plan is hereby amended in its entirety to read as follows:

                 "As of December 31, 1993, the Employers under the Plan were the Company, Yale Materials Handling Corporation and NACCO Industries, Inc."


                                   SECTION 5

                 The last sentence of Section 1.1(17) of the Plan is hereby amended in its entirety to read as follows:

                 "As of January 1, 1994, the Employers under the Plan were the Company and NACCO Industries, Inc."


                                   SECTION 6

                 The first sentence of Section 1.1(23)(a) of the Plan is hereby amended by adding the following phrase to the beginning thereof:

                 "Unless the Company elects one of the simplified methods contained in Code Section 414(q)(12) or Revenue Procedure 93-42,".


                                   SECTION 7

                 The first sentence of Section 1.1(34) of the Plan is hereby amended in its entirety to read as follows:

                 "The NACCO Materials Handling Group, Inc. Profit Sharing Plan, the terms and provisions of which are herein set forth, as the same may be amended, supplemented or restated from time to time."


                                   SECTION 8

                 Effective as of December 31, 1993, Section 1.1(40) of the Plan is hereby amended in its entirety to read as follows:

                          "(40)  Profit Sharing Employee:  A Covered Employee
                 who (a) is an Employee of Yale Materials Handling Corporation,
                 (b) is an Employee of the Company who first performs an Hour of Service on or after July 1, 1992 and who is classified in salary grades 27 and above, or (c) is a salaried Employee of NACCO





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                 Industries, Inc., except as otherwise provided in the
Instrument of Adoption executed by NACCO Industries, Inc."


                                   SECTION 9

                 Section 1.1(40) of the Plan is hereby amended in its entirety to read as follows:

                          "(40)  Profit Sharing Employee:  A Covered Employee
                 who is (a) an Employee of the Company who is employed at (or reports to) its Flemington, New Jersey, Greenville, North Carolina or Lenoir, North Carolina facilities, (b) an Employee of the Company who first performs an Hour of Service on or after July 1, 1992 and who is classified in salary grades 27 and above or (c) a salaried Employee of NACCO Industries, Inc., except as otherwise provided in the Instrument of Adoption executed by NACCO Industries, Inc."


                                   SECTION 10

                 Section 1.1(52)(b) of the Plan is hereby amended by adding the following sentence to the end thereof:

                 "Notwithstanding the foregoing, in the event that an Employee was not a Participant in the Plan or any of the Prior Plans, the Employee shall be credited with one year of Vesting Service for each calendar year prior to January 1, 1992 during which he was credited with at least 1,000 Hours of Service."


                                   SECTION 11

                 Effective December 31, 1993, Section 2.3 of the Plan is hereby amended by deleting the phrase "Any Employee described in Section 2.1" and replacing it with the phrase "Any Employee described in Section 2.1 (other than a Covered Employee who is a salaried Employee of NACCO Industries, Inc.)."


                                   SECTION 12

                 Section 2.4(3) of the Plan is hereby amended in its entirety to read as follows:

                 "(3) Notwithstanding the foregoing, a Participant in the Plan who is an Employee of the Company and who ceases to be a Profit Sharing Employee solely because he is transferred to a different salary grade or different location of the Company shall





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continue to be deemed a Profit Sharing Employee hereunder.  In addition, notwithstanding any other provision hereof to the contrary, an Employee of the Company who transfers employment and would otherwise be eligible to be a Profit Sharing Employee hereunder, but who, at the time of such transfer, is a participant in the NACCO Materials Handling Group, Inc. Cash Balance Plan shall not become a Profit Sharing Employee hereunder."


                                   SECTION 13

                 Section 4.8(4) of the Plan is hereby amended by adding the following sentence to the end thereof:

                 "In the event a reduction is necessary to avoid exceeding the limitations set forth in this Section, and the individual is a participant in two defined contribution plans maintained by the Controlled Group, the affected individual's benefits under this Plan shall be reduced to the extent necessary to avoid exceeding such limitations."


                                   SECTION 14

                 Section 6.1 of the Plan is hereby amended (i) by adding the number "(1)" at the beginning of the first sentence thereof, and (ii) adding the following new paragraph (2) thereto to read as follows:

                 "(2) The Administrative Committee shall provide the Participant or Beneficiary with the application form (which shall contain a general description of the optional forms of benefit available under the Plan) and such other information required to be provided under Section 402(f) of the Code no less than 30 days and no more than 90 days before a distribution or withdrawal is to be made. Notwithstanding the foregoing, such distribution or withdrawal may commence less than 30 days after such form and information are provided to the Participant or Beneficiary, provided that: (a) the Administrative Committee cleary informs the recipient that he has the right to a period of at least 30 days after receiving the information to consider whether or not to elect a distribution or withdrawal (and, if applicable, a particular form of benefit), and (b) the recipient, after receiving the information, affirmatively elects the distribution or withdrawal."





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                                   SECTION 15

                 Effective as of January 1, 1993, the last two sentences of
Section 6.9(2) of the Plan are hereby deleted in their entirety.


                                   SECTION 16

                 Effective as of January 1, 1993, a new Section 6.9(4) is hereby added to the Plan, immediately following Section 6.9(3), to read as follows:

                 "(4)(a) Notwithstanding any provision of the Plan to the contrary, if a Participant or Beneficiary who is a Spouse is eligible to receive a distribution from the Plan that constitutes an "eligible rollover distribution" (as defined in paragraph (d) of this Subsection) and the Participant or Spouse elects to have all or a portion (at least $500) of such distribution paid directly to an "eligible retirement plan" (as defined in paragraph (c) of this Subsection) and specifies the eligible retirement plan to which the distribution is to be paid, such distribution (or portion thereof) shall be made in the form of a direct rollover to the eligible retirement plan so specified. A direct rollover is a payment made by the Plan to the eligible retirement plan so specified for the benefit of the Participant or Spouse. Notwithstanding the foregoing, a direct rollover of an eligible rollover distribution shall not be made if the Participant's or Spouse's eligible rollover distributions for a Plan Year are reasonably expected to total less than $200. Unless otherwise specifically provided herein, for purposes of this Subsection, the term "Spouse" shall include a former Spouse who is an alternate payee under the terms of a qualified domestic relations order.

                 (b) The Administrative Committee shall prescribe reasonable procedures for the elections to be made pursuant to this Subsection. Within a reasonable period of time (as prescribed by Tresury regulations or rulings) before the payment of an eligible rollover distribution, the Administrative Committee shall provide a written notice to the Participant or spouse describing the rights under this Section and such other information required to be provided under Section 401(f) of the Code.

                 (c) For purposes of this Subsection, the term "eligible retirement plan" means an individual retirement account or annuity under Code
Section 408, a defined contribution plan that satisfies the requirements of Code Section 401(a) and accepts rollovers, an annuity plan under Code Section 403(a) or any other type of plan that is included within the definition of "eligible retirement plan" under Section 401(a)(31)(D) of the





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Code; provided that with respect to a Spouse (but not a former spouse who is an alternate payee) who receives a distribution after a Participant's death, an "eligible retirement plan" shall mean only an individual retirement account or annuity under Code Section 408.

                 (d) For purposes of this Subsection, the term "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee from an employees' trust described in Code Section 401(a) which is exempt from tax under Code Section 501(a), except
(i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the distributee or the joint lives (or life expectancies) of the distributee and a designated beneficiary, (ii) any distribution to the extent required under Code Section 401(a)(9), (iii) the portion of any distribution that is not includible in gross income, and (iv) such other amounts specified in Treasury regulations and rulings, notices or announcements issued under Section 402(c) of the Code.

                 (e) The provisions of this Subsection are intended to comply with the provisions of Section 401(a)(31) of the Code and shall be interpreted in accordance with such section and Treasury regulations and rulings thereunder."


                                   SECTION 17

                 The first sentence of Section 6.10(1) of the Plan is hereby amended in its entirety to read as follows:

                 "A Participant who is either an Employee of an Employer or a Controlled Group Member or a "party-in-interest" (as defined in Section 3(14) of ERISA) may apply with the Administrative Committee for a loan from his Account."


                                   SECTION 18

                 The first sentence of Section 11.10 of the Plan is hereby amended in its entirety to read as follows:

                          "NACCO Industries, Inc. has established the "NACCO
                 Industries, Inc. Retirement Funds Investment Committee" (the 'Investment Committee') pursuant to the terms of an Instrument of Creation and Delegation dated October 28, 1992 (as amended)."





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                                   SECTION 19

                 Section 14.1 of the Plan is hereby amended by replacing the phrase "by action of its Board of Directors" each time it appears in such Section with the phrase "by action of the Nominating, Organization and Compensation Committee of the Board of Directors."


                                   SECTION 20

                 Section 14.2 is hereby amended by replacing the phrase "on order of its Board of Directors" each time it appears in such Section with the phrase "by action of the Nominating, Organization and Compensation Committee of the Board of Directors."


                                   SECTION 21

                 Section 15.1 is hereby amended by replacing the phrase "by action of its Board of Directors" with the phrase "by action of the Nominating, Organization and Compensation Committee of the Board of Directors", and by replacing the phrase "on the order of its Board of Directors" each time it appears in such Section with the phrase "on the order of the Nomination, Organization and Compensation Committee of the Board of Directors."


               Executed this _____ day of ________________, 1993.


                                   HYSTER COMPANY



                                   By:
                                      ----------------------------
                                        Title:





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